Earnings per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Earnings per Share

22. Earnings per Share

The following table sets forth the computation of basic and diluted income attributable to common shareholders of Sinovac per share (in thousands, except for number of shares and per share data):

	For the year ended December 31
	2023	2022	2021
Numerator
Net income (loss)	$(258,355)	$88,131	$14,458,911
Less: Income (loss) attributable to non-controlling interests	(158,437)	(25,735)	5,991,431
Income (loss) attributable to shareholders of Sinovac	(99,918)	113,866	8,467,480
Less: Preferred stock dividends	5,982	5,982	5,982
Net income (loss) attributable to shareholders of Sinovac	(105,900)	107,884	8,461,498
Net income (loss) attributable to shareholders of Sinovac for computing diluted net income per share	(99,918)	113,866	8,467,480
Denominator
Basic weighted average number of common shares outstanding	99,607,574	99,502,243	99,311,551
Dilutive effect of stock options and preferred shares	—	14,670,539	14,694,432
Diluted weighted average number of common shares outstanding	99,607,574	114,172,782	114,005,983
Earnings per share
Basic net (loss) income per share	(1.06)	1.08	85.20
Diluted net income (loss) per share	(1.06)	1.00	74.27

As the Company announced on February 22, 2019, the Company’s Board of Directors determined that certain shareholders became Acquiring Persons, and a Trigger Event occurred under the Rights Agreement. As a result, 27,777,341 new common and 14,630,813 preferred shares of the Company were issued into a trust for the benefit of the holders of the valid and outstanding Rights. Releasing these shares from the trust is contingent on an outcome from the Company’s legal proceeding in Antigua (Note 18). Without the effect of the implementation of the Rights Agreement and the newly issued common and preferred shares, basic and diluted weighted average number of common shares outstanding would be 71,830,233, and the basic and diluted loss per share for 2023 would be $ 1.39.